SUPPLEMENT DATED NOVEMBER 28, 2018

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM SMALL-CAP

DATED AUGUST 1, 2018

This supplement revises the Pacific Select Fund Summary Prospectus for Pacific Funds Small-Cap dated August 1, 2018 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the second paragraph of the Performance section, “Investor Class” is replaced with “Institutional Class.”